SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of GSR Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-05                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2001-1 Mortgage Pass-through Certificates, Series 2001-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On August 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 18, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                   Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2001-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                     August 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A11       155,727,000.00     36,604,185.97    22,428,423.18      93,584.70   22,522,007.88     0.00        0.00       14,175,762.79
A12        68,736,000.00     68,736,000.00             0.00     264,175.36      264,175.36     0.00        0.00       68,736,000.00
A13        92,471,000.00     92,471,000.00             0.00     465,822.66      465,822.66     0.00        0.00       92,471,000.00
A2        101,263,000.00     71,967,081.61     3,834,547.54     334,347.07    4,168,894.61     0.00        0.00       68,132,534.07
B1          5,867,000.00      5,820,634.04         5,975.20      31,963.46       37,938.66     0.00        0.00        5,814,658.84
B2          3,911,000.00      3,880,091.99         3,983.13      21,307.16       25,290.29     0.00        0.00        3,876,108.86
B3          2,389,000.00      2,370,120.11         2,433.06      13,015.29       15,448.35     0.00        0.00        2,367,687.05
B4          1,304,000.00      1,293,694.69         1,328.05       7,104.20        8,432.25     0.00        0.00        1,292,366.64
B5          1,086,000.00      1,077,417.52         1,106.03       5,916.54        7,022.57     0.00        0.00        1,076,311.49
B6          1,738,406.00      1,724,667.66         1,770.47       9,470.85       11,241.32     0.00        0.00        1,722,897.19
R1                100.00              0.00             0.00           0.00            0.00     0.00        0.00                0.00
R2                100.00              0.00             0.00           0.00            0.00     0.00        0.00                0.00
R3                100.00              0.00             0.00           0.00            0.00     0.00        0.00                0.00
TOTALS    434,492,706.00    285,944,893.59    26,279,566.66   1,246,707.29   27,526,273.95     0.00        0.00      259,665,326.93

X1        316,934,000.00    197,811,185.97             0.00     263,745.65      263,745.65        0.00        0.00   175,382,762.79
X2        101,263,000.00     71,967,081.61             0.00      59,635.96       59,635.96        0.00        0.00    68,132,534.07

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A11        36229RAA7     235.05356149   144.02398544    0.60095359    144.62493903       91.02957605        A11       3.068000 %
A12        36229RAB5   1,000.00000000     0.00000000    3.84333333      3.84333333    1,000.00000000        A12       4.612000 %
A13        36229RAC3   1,000.00000000     0.00000000    5.03749997      5.03749997    1,000.00000000        A13       6.045000 %
A2         36229RAD1     710.69474151    37.86721251    3.30176935     41.16898186      672.82752901        A2        5.575000 %
B1         36229RAG4     992.09716039     1.01844213    5.44800750      6.46644963      991.07871825        B1        6.589687 %
B2         36229RAH2     992.09715929     1.01844285    5.44800818      6.46645104      991.07871644        B2        6.589687 %
B3         36229RAJ8     992.09715781     1.01844286    5.44800753      6.46645040      991.07871494        B3        6.589687 %
B4         36229RAN9     992.09715491     1.01844325    5.44800613      6.46644939      991.07871166        B4        6.589687 %
B5         36229RAP4     992.09716390     1.01844383    5.44801105      6.46645488      991.07872007        B5        6.589687 %
B6         36229RAQ2     992.09716257     1.01844448    5.44800812      6.46645260      991.07871809        B6        6.589687 %
R1         36229RAK5       0.00000000     0.00000000    0.00000000      0.00000000        0.00000000        R1        6.596159 %
R2         36229RAL3       0.00000000     0.00000000    0.00000000      0.00000000        0.00000000        R2        6.596159 %
R3         36229RAM1       0.00000000     0.00000000    0.00000000      0.00000000        0.00000000        R3        6.596159 %
TOTALS                   658.11206872    60.48333216    2.86933997     63.35267214      597.62873656

X1         36229RAE9     624.13999751     0.00000000    0.83217847      0.83217847      553.37314012        X1        1.599984 %
X2         36229RAF6     710.69474151     0.00000000    0.58892152      0.58892152      672.82752901        X2        0.994387 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                187,629,237.63
                                        Pool 2 Mortgage Loans                                                 72,036,089.91
Sec. 4.01(c)    Available Distribution                                                                        27,849,655.56
                                        Principal Distribution Amount                                            295,673.32
                                        Principal Prepayment Amount                                           25,983,893.34

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1
                                                              Payoffs in Full                                 22,193,567.97
                                                              Partial Principal Prepayments                       46,930.06
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class A1-2
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class A1-3
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class A2
                                                              Payoffs in Full                                  3,702,423.55
                                                              Partial Principal Prepayments                       40,971.76
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B1
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00

                                        Class B2
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B3
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B4
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B5
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B6
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                  93,584.70
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                 264,175.36
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                 465,822.66
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                 334,347.07
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                 263,745.65
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                  59,635.96
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                  31,963.46
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                  21,307.16
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                  13,015.29
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                   7,104.20
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                   5,916.54
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                   9,470.85
                                                              Accrued and Paid from Prior Months                       0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                        77,418.53
                                                              ABN AMRO Mortgage Group                             16,633.35
                                                              Bank One                                            12,028.39
                                                              Country Wide Home Loans                             28,589.96
                                                              Wells Fargo Home Mortgage                           20,166.81
                                        Trustee Fee Paid                                                           1,787.16

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            576
                                        Balance of Outstanding Mortgage Loans                                259,665,327.54

Sec. 4.01(l)       Number and Balance of Delinquent Loans
                    Group Totals
                                                              Principal
                    Period                Number                Balance              Percentage
                   0-30 days                       0                     0.00                  0.00 %
                   31-60 days                      1               506,349.03                  0.20 %
                   61-90 days                      0                     0.00                  0.00 %
                   91-120 days                     0                     0.00                  0.00 %
                   121+days                        0                     0.00                  0.00 %
                    Total                          1               506,349.03                  0.20 %


Sec. 4.01(l)       Number and Balance of REO Loans
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00        %


Sec. 4.01(l)       Number and Balance of Loans in Bankruptcy
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %

                      Number of Loans in Bankruptcy 31-60 Days Delinquent                     0
                      Balance of Loans in Bankruptcy 31-60 Days Delinquent                 0.00

                      Number of Loans in Bankruptcy 61-90 Days Delinquent                     0
                      Balance of Loans in Bankruptcy 61-90 Days Delinquent                 0.00

                      Number of Loans in Bankruptcy 91-120 Days Delinquent                    0
                      Balance of Loans in Bankruptcy 91-120 Days Delinquent                0.00

                      Number of Loans in Bankruptcy 120+ Days Delinquent                      0
                      Balance of Loans in Bankruptcy 120+ Days Delinquent                  0.00

Sec. 4.01(m)             Number and Balance of Loans in Foreclosure
                         Group Totals
                                               Principal
                          Number               Balance                Percentage
                                0                    0.00                  0.00 %

                    Number of Loans in Foreclosure 31-60 Days Delinquent                    0
                    Balance of Loans in Foreclosure 31-60 Days Delinquent                  00

                    Number of Loans in Foreclosure 61-90 Days Delinquent                    0
                    Balance of Loans in Foreclosure 61-90 Days Delinquent                  00

                    Number of Loans in Foreclosure 91-120 Days Delinquent                   0
                    Balance of Loans in Foreclosure 91-120 Days Delinquent                 00

                    Number of Loans in Foreclosure 120+ Days Delinquent                     0
                    Balance of Loans in Foreclosure 120+ Days Delinquent                   00

Sec. 4.01(o)        Aggregate Principal Payment
                                          Scheduled Principal                              32
                                          Payoffs                                          52
                                          Prepayments                                      82
                                          Liquidation Proceeds                             00
                                          Condemnation Proceeds                            00
                                          Insurance Proceeds                               00
                                          Realized Losses                                  00

                                          Realized Losses Group 1                          00
                                          Realized Losses Group 2                          00

                                          Realized Gains                                   00

Sec. 4.01(p)        Aggregate Amount of Mortgage Loans Repurchased                         00

Sec. 4.01(q)        Aggregate Amount of Shortfall Allocated for Current Period
                                          Class A1-1                                       00
                                          Class A1-2                                       00
                                          Class A1-3                                       00
                                          Class A2                                         00
                                          Class X1                                         00
                                          Class X2                                         00
                                          Class B1                                         00
                                          Class B2                                         00
                                          Class B3                                         00
                                          Class B4                                         00
                                          Class B5                                         00
                                          Class B6                                         00
Sec. 4.01(s) Group I
                                        Senior Percentage                                             94.160000 %
                                        Senior Prepayment Percentage                                 100.000000 %
                                        Subordinate Percentage                                         5.840000 %
                                        Subordinate Prepayment Percentage                              0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                             94.850000 %
                                        Senior Prepayment Percentage                                 100.000000 %
                                        Subordinate Percentage                                         5.150000 %
                                        Subordinate Prepayment Percentage                              0.000000 %



Servicer Breakdown

ABN AMRO
                                        Scheduled Principal
                                                              Group 1                                   37,768.83
                                                              Group 2                                        0.00
                                        Unscheduled Principal
                                                              Group 1                                4,362,486.53
                                                              Group 2                                        0.00
                                        Beginning Balance
                                                              Group 1                               39,920,046.12
                                                              Group 2                                        0.00
                                        Ending Balance
                                                              Group 1                               35,519,790.75
                                                              Group 2                                        0.00
                                        Net Wac
                                                              Group 1                                     6.28027
                                                              Group 2                                     0.00000
BANK ONE
                                        Scheduled Principal
                                                              Group 1                                   47,892.16
                                                              Group 2                                    5,710.03
                                        Unscheduled Principal
                                                              Group 1                                4,465,589.83
                                                              Group 2                                1,162,854.73
                                        Beginning Balance
                                                              Group 1                               51,553,400.02
                                                              Group 2                                6,182,868.03
                                        Ending Balance
                                                              Group 1                               47,039,918.03
                                                              Group 2                                5,014,303.27
                                        Net Wac
                                                              Group 1                                     6.79277
                                                              Group 2                                     7.08336
COUNTRY WIDE
                                        Scheduled Principal
                                                              Group 1                                   23,317.39
                                                              Group 2                                   90,392.65
                                        Unscheduled Principal
                                                              Group 1                                  754,720.45
                                                              Group 2                                2,580,540.58
                                        Beginning Balance
                                                              Group 1                               21,795,165.66
                                                              Group 2                               69,692,719.87
                                        Ending Balance
                                                              Group 1                               21,017,127.82
                                                              Group 2                               67,021,786.64
                                        Net Wac
                                                              Group 1                                     7.10230
                                                              Group 2                                     6.52379

WELLS FARGO
                                        Scheduled Principal
                                                              Group 1                                   90,592.26
                                                              Group 2                                        0.00
                                        Unscheduled Principal
                                                              Group 1                               12,657,701.21
                                                              Group 2                                        0.00
                                        Beginning Balance
                                                              Group 1                               96,800,694.50
                                                              Group 2                                        0.00
                                        Ending Balance
                                                              Group 1                               84,052,401.03
                                                              Group 2                                        0.00
                                        Net Wac
                                                              Group 1                                     6.50776
                                                              Group 2                                     0.00000
Aggregate
                                        Scheduled Principal                                            295,673.32
                                        Unscheduled Principal                                       25,983,893.33
                                        Beginning Balance                                          285,944,894.20
                                        Ending Balance                                             259,665,327.54
                                        Net Wac                                                           6.58906
                                        Weighted Average Maturity                                          337.00
Groups
                                        Net Wac Group 1                                                   6.59616
                                        Net Wac Group 2                                                   6.56939

                                        Wam Group 1                                                        343.00
                                        Wam Group 2                                                        320.00
                                        Number of loans Group 1                                            433.00
                                        Number of loans Group 2                                            143.00

